[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MASSACHUSETTS
                               INVESTORS TRUST

                               ANNUAL REPORT o DECEMBER 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 33
MFS' Year 2000 Readiness Disclosure ....................................... 35
Trustees and Officers ..................................................... 37
       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial consultant.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your financial consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended December 31, 1999, Class A shares of the Trust provided a total return of 6.96%, Class B shares 6.28%, Class C shares 6.27%, and Class I shares 7.38%. Class J shares commenced investment operations on December 31, 1999. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average growth and income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 13.78%. The Trust's returns also compare to a 21.04% return for the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. IT HAS BEEN A DIFFICULT MARKET ENVIRONMENT FOR THE TRUST'S MORE CONSERVATIVE VALUE-ORIENTED INVESTMENT APPROACH RELATIVE TO THE S&P 500. CAN YOU PROVIDE SOME ADDITIONAL DETAILS REGARDING THE TRUST'S
    UNDERPERFORMANCE VERSUS THE INDEX?

A. The Trust lagged the index primarily due to its underweighting in technology stocks, which drove the narrow strength of the market. If we look at the performance of the S&P 500, the top 25 performers in technology and telecommunications stocks accounted for a majority of the total return of the index over the past year. In an extremely narrow momentum-focused market like we've experienced during the period, it is very difficult for a diversified growth and income portfolio with a lower risk profile than its index to outperform its benchmark over the short term. Also worth mentioning is the fact that the average yield on the S&P 500 is at a historic low. In the January 4, 2000, edition of The New York Times, a front page article noted "for the first time in recent history -- and probably the first time since the depression -- a quarter of the value of the S&P 500 came from companies that do not pay dividends. Twenty years ago, only 2% of the value of the index came from such companies." Today, companies paying and even increasing dividends haven't been able to keep pace with stock returns. A good example of this is General Electric. Although management has raised the dividend in each of the last three years, the yield on that stock has gone from 2.10% as of the end of 1996 to almost half that, or 1.06%, at the end of 1999 as a result of the appreciation in its share price.

Q. YOU HAVE INCREASED THE TRUST'S WEIGHTING IN TECHNOLOGY STOCKS DURING THE PERIOD. WHAT WAS THE REASON FOR THE CHANGE?

A. The Trust remained underweighted in technology stocks at about 24% of its net assets versus the S&P 500, which had approximately 27% of its holdings in technology at the end of the period. While we increased the Trust's exposure to technology stocks during the period, we did not abandon our focus on blue-chip companies with strong, long-term fundamentals and reasonable valuations. We decided it was prudent to gradually increase the Series' weighting in technology and telecommuni- cations relative to the index, while at the same time keeping a close eye on valuations and the fundamental business outlooks for these companies.

    Some of the technology names that met our investment criteria and provided a strong boost to performance were companies such as Intel, Oracle, Cisco, and Motorola. In telecommunications, the Trust benefited from a major position in Mannesmann, the German wireless telecommunication provider. Sprint, Bell Atlantic, and Nippon Telephone & Telegraph also produced strong results due to the huge growth in Internet usage and demand for data and voice services. These are companies with solid track records that we could actually do balance sheet and income statement analysis on, and they proved to have attractive long-term business models.

Q.  WHAT OTHER INDUSTRIES AND HOLDINGS WORKED OUT WELL FOR THE TRUST?

A. In addition to increasing our holdings in blue-chip technology names that display attractive long-term business opportunities relative to their valuations, we've been working on other ways to take advantage of Internet mania while minimizing the Trust's exposure to the risks and volatility of traditional "dot.com" companies. We were able to capitalize on the rapid acceleration of advertising spending by Internet companies through our media holdings such as Tribune, the New York Times, and General Electric, which owns NBC.

    While investors remained focused on technology and telecommunications stocks, the Trust managed to locate strong performers from a wide range of industries, including energy, industrial goods & services, consumer staples, retailing, and financial services. Stocks such as BP Amoco, United Technologies, Procter & Gamble, Wal-Mart, and American International Group produced solid gains for the Trust. The success of these stocks and the broadly diversified structure of the Trust highlights precisely what the portfolio is trying to accomplish -- to provide growth of capital, with less risk or price volatility than the S&P 500 Index.

Q.  WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. On the negative side, there were a few holdings that detracted from the Trust's relative performance including, Kroger, Safeway, Service Corp., and Xerox. Although supermarket operators Kroger and Safeway struggled in this narrow market, we maintained our positions because we believe these companies possess strong business prospects and favorable growth and earnings outlooks. We sold off our positions in Service Corp. and Xerox because the long-term outlooks for these companies deteriorated. Service Corp. looked like it had the potential to continue its run of accelerating growth, but it ran into financial problems due to its rapid expansion and the holding hurt performance. Xerox looked like a classic turnaround story, but as competition increased, its business plan stumbled and investors ran for the exits.

Q.  WHAT'S YOUR OUTLOOK FOR THE TRUST?

A. Looking forward, we'll continue to look for opportunities in areas such as pharmaceutical companies, and drugstore operators such as CVS, which we feel have been beaten down unreasonably due to concerns over Medicare reform and potential government price controls. While the risks remain high in this area during an election year, many pharmaceutical companies and drugstore chains demonstrate promising long-term growth prospects, reliable cash flow and valuations are becoming compelling.

    Although it was a difficult period for the Trust, our well-balanced exposure to market leaders in technology, telecommunications, financial services, retailing, and industrial goods provides favorable growth prospects with lower risk relative to the overall market. If market strength continues to broaden as we anticipate, we believe the portfolio is well positioned to take advantage of this environment.

/s/ Mitchell D. Dynan                       /s/ John D. Laupheimer, Jr.
    Mitchell D. Dynan                           John D. Laupheimer, Jr.
    Portfolio Manager                           Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   MITCHELL D. DYNAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. HE IS ALSO A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AND THE MASSACHUSETTS INVESTORS TRUST SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE JOINED MFS IN 1986 AS A RESEARCH ANALYST AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND IS A CHARTERED FINANCIAL ANALYST.

   JOHN D. LAUPHEIMER, JR., IS SENIOR VICE PRESIDENT AND DIRECTOR OF EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS ALSO LEAD PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND. HE ALSO MANAGES MFS(R) INSTITUTIONAL CORE EQUITY FUND, THE MASSACHUSETTS INVESTORS TRUST SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) GROWTH WITH INCOME SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). MR. LAUPHEIMER JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT IN 1984, VICE PRESIDENT IN 1986, PORTFOLIO MANAGER IN 1987, SENIOR VICE PRESIDENT IN 1995, AND DIRECTOR OF EQUITY RESEARCH IN 1999. MR. LAUPHEIMER IS A GRADUATE OF BOSTON UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

   OBJECTIVE:               SEEKS REASONABLE CURRENT INCOME AND LONG-TERM GROWTH
                            OF INCOME AND CAPITAL.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:   JULY 15, 1924

   CLASS INCEPTION:         CLASS A  JULY 15, 1924
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  JULY 1, 1996
                            CLASS I  JANUARY 2, 1997
                            CLASS J  DECEMBER 31, 1999

   SIZE:                    $15.6 BILLION NET ASSETS AS OF DECEMBER 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 1999)

                           Massachusetts             S&P 500
                          Investors Trust           Composite
                            -- Class A               Index
               -----------------------------------------------
               12/89          $ 9,425               $10,000
               12/91           12,021                12,642
               12/93           14,203                14,976
               12/95           19,589                20,876
               12/97           32,479                34,232
               12/99           42,710                53,278

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 6.96%      +73.18%     +203.81%      +353.16%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      + 6.96%      +20.09%     + 24.89%      + 16.31%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 0.81%      +17.74%     + 23.42%      + 15.63%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 6.28%      +69.76%     +193.05%      +332.12%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      + 6.28%      +19.29%     + 23.99%      + 15.76%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 2.28%      +18.59%     + 23.82%      + 15.76%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 6.27%      +69.69%     +196.83%      +342.75%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      + 6.27%      +19.27%     + 24.31%      + 16.04%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 5.27%      +19.27%     + 24.31%      + 16.04%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 7.38%      +75.04%     +207.08%      +358.04%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      + 7.38%      +20.52%     + 25.16%      + 16.44%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average growth and income fund+                         +13.78%      +17.96%     + 21.34%      + 14.42%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                  +21.04%      +27.56%     + 28.56%      + 18.21%
-------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Analytical Services, Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1999

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                        23.9%
UTILITIES & COMMUNICATIONS        13.6%
FINANCIAL SERVICES                13.5%
INDUSTRIAL GOODS & SERVICES        9.3%
RETAILING                          8.3%


TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  4.8%                 UNITED TECHNOLOGIES CORP.  2.2%
U.S. computer software and systems    U.S. aerospace, defense, and building
company                               equipment company

GENERAL ELECTRIC CO.  4.3%            CISCO SYSTEMS, INC.  2.1%
U.S. diversified manufacturing and    U.S. computer network developer
financial services conglomerate
                                      MOTOROLA, INC.  1.9%
EXXONMOBIL CORP.  2.5%                U.S. wireless communications company
International oil and gas company
                                      BELL ATLANTIC CORP.  1.9%
INTEL CORP. 2.4%                      U.S. integrated telecommunications company
U.S. semiconductor manufacturer
                                      BP AMOCO PLC  1.8%
WAL-MART STORES, INC.  2.2%           British oil and petrochemical company
U.S. retail chain

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 1999

Stocks - 97.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.2%
  Aerospace - 3.8%
    Boeing Co.                                                       601,900             $    25,016,469
    General Dynamics Corp.                                         1,717,900                  90,619,225
    Honeywell International, Inc.                                  1,705,600                  98,391,800
    TRW, Inc.                                                        944,500                  49,054,968
    United Technologies Corp.                                      5,026,900                 326,748,500
                                                                                         ---------------
                                                                                         $   589,830,962
--------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Federal-Mogul Corp.                                              569,800             $    11,467,225
    Ford Motor Co.                                                 1,136,700                  60,742,406
                                                                                         ---------------
                                                                                         $    72,209,631
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.7%
    Bank America Corp.                                             2,128,100             $   106,804,019
    Bank One Corp.                                                 1,974,100                  63,294,581
    Capital One Financial Corp.                                      490,000                  23,611,875
    Chase Manhattan Corp.                                            305,000                  23,694,688
    Comerica, Inc.                                                   542,150                  25,311,628
    Northern Trust Corp.                                           2,434,200                 129,012,600
    Providian Financial Corp.                                        548,600                  49,956,887
    U.S. Bancorp                                                   4,438,300                 105,687,019
    Wells Fargo Co.                                                4,863,900                 196,683,956
                                                                                         ---------------
                                                                                         $   724,057,253
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.4%
    Guidant Corp.*                                                 1,474,400             $    69,296,800
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.9%
    Hewlett-Packard Co.                                            1,986,400             $   226,325,450
    International Business Machines Corp.                          1,944,300                 209,984,400
    Sun Microsystems, Inc.*                                        2,288,000                 177,177,000
                                                                                         ---------------
                                                                                         $   613,486,850
--------------------------------------------------------------------------------------------------------
  Business Services - 2.2%
    Computer Sciences Corp.*                                       1,269,000             $   120,079,125
    DST Systems, Inc.*                                               715,400                  54,593,963
    First Data Corp.                                               2,969,400                 146,428,537
    United Parcel Service, Inc.                                      351,220                  24,234,180
                                                                                         ---------------
                                                                                         $   345,335,805
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Sprint Corp. (PCS Group)*                                        798,050             $    81,800,125
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Dow Chemical Co.                                                 200,300             $    26,765,088
    E.I. du Pont de Nemours & Co., Inc.                              397,400                  26,178,725
    Rohm & Haas Co.                                                  700,000                  28,481,250
                                                                                         ---------------
                                                                                         $    81,425,063
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Dell Computer Corp.*                                             260,000             $    13,260,000
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.7%
    Microsoft Corp.*                                               6,201,200             $   723,990,100
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.8%
    BMC Software, Inc.*                                              646,600             $    51,687,588
    Computer Associates International, Inc.                        2,644,700                 184,963,706
    Oracle Corp.*                                                  1,777,650                 199,207,903
                                                                                         ---------------
                                                                                         $   435,859,197
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.9%
    Tyco International Ltd.                                        3,411,300             $   132,614,287
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.1%
    Cintas Corp.                                                     955,000             $    50,734,375
    Clorox Co.                                                       944,680                  47,588,255
    Colgate-Palmolive Co.                                          1,810,200                 117,663,000
    Gillette Co.                                                     553,100                  22,780,806
    Procter & Gamble Co.                                           2,154,400                 236,041,450
                                                                                         ---------------
                                                                                         $   474,807,886
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 4.8%
    Emerson Electric Co.                                           1,639,800             $    94,083,525
    General Electric Co.                                           4,174,600                 646,019,350
                                                                                         ---------------
                                                                                         $   740,102,875
--------------------------------------------------------------------------------------------------------
  Electronics - 2.4%
    Agilent Technologies, Inc.*                                      156,830             $    12,124,919
    Intel Corp.                                                    4,443,400                 365,747,363
                                                                                         ---------------
                                                                                         $   377,872,282
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Carnival Corp.                                                   583,400             $    27,893,812
    Infinity Broadcasting Corp.*                                   1,238,100                  44,803,744
    Time Warner, Inc.                                              2,794,400                 202,419,350
                                                                                         ---------------
                                                                                         $   275,116,906
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.1%
    American Express Co.                                             503,500             $    83,706,875
    Associates First Capital Corp., "A"                              749,316                  20,559,358
    Citigroup, Inc.                                                1,837,600                 102,101,650
    Federal Home Loan Mortgage Corp.                               2,458,800                 115,717,275
    State Street Corp.                                             2,147,700                 156,916,331
                                                                                         ---------------
                                                                                         $   479,001,489
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    AXA Financial, Inc.                                            1,502,600             $    50,900,575
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.2%
    Anheuser-Busch Cos., Inc.                                      1,891,000             $   134,024,625
    Bestfoods Co.                                                    851,500                  44,756,969
    Coca-Cola Co.                                                    217,900                  12,692,675
    Nabisco Holdings Corp., "A"                                    1,176,300                  37,200,488
    PepsiCo., Inc.                                                   573,500                  20,215,875
    Quaker Oats Co.                                                1,525,900                 100,137,187
                                                                                         ---------------
                                                                                         $   349,027,819
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Weyerhaeuser Co.                                                 410,000             $    29,443,125
--------------------------------------------------------------------------------------------------------
  Insurance - 4.4%
    American International Group, Inc.                             1,411,125             $   152,577,890
    CIGNA Corp.                                                    1,255,500                 101,146,219
    Hartford Financial Services Group, Inc.                        4,327,600                 205,020,050
    Lincoln National Corp.                                         2,537,000                 101,480,000
    Marsh & McLennan Cos., Inc.                                      741,400                  70,942,712
    MBIA, Inc.                                                       599,740                  31,673,769
    Torchmark Corp.                                                  909,900                  26,443,969
                                                                                         ---------------
                                                                                         $   689,284,609
--------------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co., Inc.                                              1,245,800             $    54,036,575
    Ingersoll Rand Co.                                               525,200                  28,918,825
    W.W. Grainger, Inc.                                              525,000                  25,101,563
                                                                                         ---------------
                                                                                         $   108,056,963
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.7%
    American Home Products Corp.                                   2,017,400             $    79,561,212
    Bausch & Lomb, Inc.                                              784,900                  53,716,594
    Bristol-Myers Squibb Co.                                       2,649,300                 170,051,944
    Johnson & Johnson Co.                                            735,200                  68,465,500
    Pfizer, Inc.                                                   4,343,600                 140,895,525
    Pharmacia & Upjohn, Inc.                                       2,610,170                 117,457,650
    Schering Plough Corp.                                          1,203,460                  50,770,969
    Warner-Lambert Co.                                               649,600                  53,226,600
                                                                                         ---------------
                                                                                         $   734,145,994
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.8%
    Medtronic, Inc.                                                5,551,264             $   202,274,182
    United Healthcare Corp.                                        1,610,600                  85,563,125
                                                                                         ---------------
                                                                                         $   287,837,307
--------------------------------------------------------------------------------------------------------
  Metals and Minerals
    Alcoa, Inc.                                                       54,400             $     4,515,200
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Halliburton Co.                                                  650,000             $    26,162,500
--------------------------------------------------------------------------------------------------------
  Oils - 4.1%
    Chevron Corp.                                                    567,600             $    49,168,350
    Coastal Corp.                                                  1,768,700                  62,678,306
    Conoco, Inc.                                                   3,891,600                  96,803,550
    ExxonMobil Corp.                                               4,720,268                 380,276,591
    Unocal Corp.                                                   1,327,800                  44,564,287
                                                                                         ---------------
                                                                                         $   633,491,084
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 3.6%
    Gannett Co., Inc.                                              2,119,900             $   172,904,344
    New York Times Co.                                             3,024,500                 148,578,563
    Tribune Co.                                                    4,396,200                 242,065,762
                                                                                         ---------------
                                                                                         $   563,548,669
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    McDonald's Corp.                                               2,154,800             $    86,865,375
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Illinois Tool Works, Inc.                                        380,600             $    25,714,288
--------------------------------------------------------------------------------------------------------
  Stores - 5.5%
    Costco Wholesale Corp.*                                          255,000             $    23,268,750
    CVS Corp.                                                      3,231,300                 129,050,044
    Dayton Hudson Corp.                                            1,952,400                 143,379,375
    Home Depot, Inc.                                               1,756,650                 120,440,316
    Lowe's Cos., Inc.                                                490,000                  29,277,500
    TJX Cos., Inc.                                                 3,944,200                  80,609,587
    Wal-Mart Stores, Inc.                                          4,820,800                 333,237,800
                                                                                         ---------------
                                                                                         $   859,263,372
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.4%
    Kroger Co.*                                                    8,171,900             $   154,244,613
    Safeway, Inc.*                                                 6,119,800                 217,635,387
                                                                                         ---------------
                                                                                         $   371,880,000
--------------------------------------------------------------------------------------------------------
  Technology - 0.4%
    National Semiconductor Corp.*                                  1,524,100             $    65,250,531
--------------------------------------------------------------------------------------------------------
  Telecommunications - 14.6%
    Alltel Corp.                                                     923,300             $    76,345,369
    AT&T Corp.                                                     1,811,600                  91,938,700
    Bell Atlantic Corp.                                            4,609,800                 283,790,812
    BroadWing, Inc.                                                1,756,700                  64,778,313
    Cisco Systems, Inc.*                                           2,990,100                 320,314,462
    Corning, Inc.                                                  1,727,000                 222,675,063
    General Instrument Corp.*                                        646,600                  54,961,000
    Lucent Technologies, Inc.                                      1,822,100                 136,315,856
    MCI WorldCom, Inc.*                                            3,789,366                 201,073,233
    Motorola, Inc.                                                 1,986,000                 292,438,500
    Nortel Networks Corp.                                          1,851,000                 186,951,000
    SBC Communications, Inc.                                       4,345,549                 211,845,514
    Sprint Corp.                                                   2,032,700                 136,826,119
                                                                                         ---------------
                                                                                         $ 2,280,253,941
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    CMS Energy Corp.                                               1,333,400             $    41,585,412
    Duke Energy Corp.                                              1,385,700                  69,458,212
    FirstEnergy Corp.                                              1,400,200                  31,767,038
    NiSource, Inc.                                                 1,750,500                  31,290,188
    Peco Energy Co.                                                2,645,700                  91,938,075
    Pinnacle West Capital Corp.                                      711,200                  21,736,050
    Texas Utilities Co.                                            2,687,700                  95,581,331
    Unicom Corp.                                                     617,800                  20,696,300
                                                                                         ---------------
                                                                                         $   404,052,606
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Enron Corp.                                                      634,300             $    28,147,063
    Williams Cos., Inc.                                              760,100                  23,230,556
                                                                                         ---------------
                                                                                         $    51,377,619
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    BellSouth Corp.                                                  773,800             $    36,223,513
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $13,887,362,601
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.9%
  Canada - 0.4%
    Canadian National Railway Co. (Railroads)                      2,300,400             $    60,529,275
--------------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                            430,400             $    81,776,000
--------------------------------------------------------------------------------------------------------
  France - 0.4%
    AXA (Insurance)                                                  420,800             $    58,652,218
--------------------------------------------------------------------------------------------------------
  Germany - 1.2%
    Mannesmann AG (Conglomerate)                                     767,300             $   185,073,115
--------------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Bank of Ireland (Banks and Credit Cos.)*                       6,459,800             $    51,394,753
--------------------------------------------------------------------------------------------------------
  Japan - 0.9%
    Fast Retailing Co. (Retail)                                       82,100             $    33,424,937
    Hitachi Ltd. (Electronics)                                     3,858,000                  61,921,315
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                       3,135                  53,692,014
                                                                                         ---------------
                                                                                         $   149,038,266
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Akzo Nobel N.V. (Chemicals)                                    1,195,000             $    59,933,531
    KPN N.V. (Telecommunications)*                                   655,600                  63,978,690
    STMicroelectronics N.V. (Electronics)                            312,900                  47,384,794
                                                                                         ---------------
                                                                                         $   171,297,015
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Nestle S.A. (Food and Beverage Products)                          48,100             $    88,149,588
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.5%
    AstraZeneca Group PLC (Medical and Health Products)            1,288,700             $    53,503,240
    BP Amoco PLC, ADR (Oils)                                       4,691,062                 278,238,615
    Reuters Group PLC, ADR (Business Services)                       756,165                  61,107,584
                                                                                         ---------------
                                                                                         $   392,849,439
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $ 1,238,759,669
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,883,449,035)                                          $15,126,122,270
--------------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    Texas Utilities Co., 3.315% (Identified Cost, $13,904,058)       335,000             $    12,813,750
--------------------------------------------------------------------------------------------------------
Convertible Bonds - 0.3%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##         $   18,870             $    23,210,100
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    NTL, Inc., 5.75s, 2009##                                      $   29,510             $    31,723,250
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $50,727,312)                                   $    54,933,350
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.5%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)                     VALUE
--------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/03/00                    $   11,200             $    11,197,356
    Federal Home Loan Bank, due 1/03/00 - 1/07/00                    145,600                 145,563,667
    Federal Home Loan Mortgage Corp., due 1/03/00 - 1/27/00          121,152                 120,931,364
    Federal National Mortgage Assn., due 1/14/00 - 1/20/00            55,000                  54,865,011
    Metropolitan Life Funding, Inc., due 1/31/00                      10,000                   9,951,000
    National Rural Utilities Cooperative Finance Corp.,
      due 1/18/00                                                     40,000                  39,889,122
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   382,397,520
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $12,330,477,925)                                     $15,576,266,890
Other Assets, Less Liabilities                                                                (1,198,812)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $15,575,068,078
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $12,330,477,925)      $15,576,266,890
  Cash                                                                  136,198
  Foreign currency, at value (identified cost, $47,659)                  48,028
  Net receivable for foreign currency exchange contracts
    closed or subject to master netting agreements                      177,647
  Receivable for Trust shares sold                                   28,805,823
  Dividends and interest receivable                                  12,435,285
  Other assets                                                           98,745
                                                                ---------------
      Total assets                                              $15,617,968,616
                                                                ---------------
Liabilities:
  Payable for Trust shares reacquired                           $    40,631,805
  Payable for investments purchased                                       4,348
  Payable to affiliates -
    Management fee                                                      143,030
    Shareholder servicing agent fee                                      43,002
    Distribution and service fee                                        268,825
  Accrued expenses and other liabilities                              1,809,528
                                                                ---------------
      Total liabilities                                         $    42,900,538
                                                                ---------------
Net assets                                                      $15,575,068,078
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $12,263,816,136
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  3,245,953,652
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                65,496,979
  Accumulated distributions in excess of net investment income         (198,689)
                                                                ---------------
      Total                                                     $15,575,068,078
                                                                ===============
Shares of beneficial interest outstanding                         747,886,208
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $8,513,612,993 / 406,362,438 shares of
     beneficial interest outstanding)                               $20.95
                                                                    ======
  Offering price per share (100 / 94.25 of net asset value per
     share)                                                         $22.23
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,471,742,629 / 264,523,904 shares of
     beneficial interest outstanding)                               $20.69
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,356,420,950 / 65,873,259 shares of
     beneficial interest outstanding)                               $20.59
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $233,291,305 / 11,126,597 shares of
     beneficial interest outstanding)                               $20.97
                                                                    ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $200.77 / 9.704 shares of beneficial
     interest outstanding)                                          $20.69
                                                                    ======
  Offering price per share (100 / 98 of net asset value per
     share)                                                         $21.11
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                   $   168,888,443
    Interest                                                         35,415,919
    Foreign taxes withheld                                           (1,056,990)
                                                                ---------------
      Total investment income                                   $   203,247,372
                                                                ---------------
  Expenses -
    Management fee                                              $    47,450,876
    Trustees' compensation                                              152,066
    Shareholder servicing agent fee                                  14,807,013
    Distribution and service fee (Class A)                           28,422,778
    Distribution and service fee (Class B)                           48,750,376
    Distribution and service fee (Class C)                           11,804,845
    Administration fee                                                  322,360
    Custodian fee                                                     2,822,718
    Printing                                                            399,812
    Postage                                                           1,198,695
    Auditing fees                                                        36,991
    Legal fees                                                           37,610
    Miscellaneous                                                     8,364,985
                                                                ---------------
      Total expenses                                            $   164,571,125
    Fees paid indirectly                                             (1,922,366)
                                                                ---------------
      Net expenses                                              $   162,648,759
                                                                ---------------
        Net investment income                                   $    40,598,613
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $   474,180,490
    Foreign currency transactions                                      (402,275)
                                                                ---------------
      Net realized gain on investments and foreign currency
        transactions                                            $   473,778,215
                                                                ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $   431,355,710
    Translation of assets and liabilities in foreign
      currencies                                                         (1,702)
                                                                ---------------
        Net unrealized gain on investments and foreign
          currency translation                                  $   431,354,008
                                                                ---------------
          Net realized and unrealized gain on investments and
            foreign currency                                    $   905,132,223
                                                                ---------------
            Increase in net assets from operations              $   945,730,836
                                                                ===============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                   1999                          1998
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $    40,598,613               $    55,718,341
  Net realized gain on investments and foreign
    currency transactions                                          473,778,215                   553,340,597
  Net unrealized gain on investments and foreign
    currency translation                                           431,354,008                 1,202,394,756
                                                               ---------------               ---------------
    Increase in net assets from operations                     $   945,730,836               $ 1,811,453,694
                                                               ---------------               ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   (37,316,799)              $   (47,277,704)
  From net investment income (Class B)                              (1,062,901)                   (6,574,313)
  From net investment income (Class C)                                (376,706)                   (1,450,350)
  From net investment income (Class I)                              (1,842,205)                     (990,881)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (230,486,039)                 (338,382,495)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (146,952,144)                 (173,242,177)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (36,481,782)                  (35,278,921)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (6,470,396)                   (9,493,659)
  In excess of net investment income (Class A)                      (2,034,099)                     (689,782)
  In excess of net investment income (Class B)                         (57,938)                      (95,919)
  In excess of net investment income (Class C)                         (20,534)                      (21,161)
  In excess of net investment income (Class I)                        (100,417)                      (14,457)
                                                               ---------------               ---------------
    Total distributions declared to shareholders               $  (463,201,960)              $  (613,511,819)
                                                               ---------------               ---------------
Net increase in net assets from Trust share
  transactions                                                 $ 2,988,315,152               $ 4,827,471,013
                                                               ---------------               ---------------
      Total increase in net assets                             $ 3,470,844,028               $ 6,025,412,888
Net assets:
  At beginning of period                                        12,104,224,050                 6,078,811,162
                                                               ---------------               ---------------
At end of period (including accumulated distributions
  in excess of net investment income of $198,689 and
  $172,914, respectively)                                      $15,575,068,078               $12,104,224,050
                                                               ===============               ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                    1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $20.25           $17.52         $14.46         $12.71         $10.07
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                  $ 0.11           $ 0.17         $ 0.18         $ 0.21         $ 0.25
  Net realized and unrealized gain on investments
    and foreign currency                                   1.27             3.77           4.33           3.07           3.67
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 1.38           $ 3.94         $ 4.51         $ 3.28         $ 3.92
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.09)          $(0.16)        $(0.17)        $(0.21)        $(0.46)
  From net realized gain on investments and foreign
    currency transactions                                 (0.58)           (1.05)         (1.27)         (1.32)         (0.82)
  In excess of net investment income                      (0.01)           (0.00)+++      (0.01)          --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.68)          $(1.21)        $(1.45)        $(1.53)        $(1.28)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $20.95           $20.25         $17.52         $14.46         $12.71
                                                         ======           ======         ======         ======         ======
Total return(+)                                            6.96%           22.95%         31.69%         25.90%         39.34%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.88%            0.73%          0.74%          0.74%          0.70%
  Net investment income                                    0.55%            0.86%          1.09%          1.51%          2.13%
Portfolio turnover                                           62%              54%            44%            47%            54%
Net assets at end of period (000,000 Omitted)            $8,514           $7,188         $4,323         $2,678         $2,074

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                    1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $20.04           $17.36         $14.36         $12.63         $10.03
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income (loss)                           $(0.02)          $ 0.04         $ 0.07         $ 0.10         $ 0.15
  Net realized and unrealized gain on investments
    and foreign currency                                   1.26             3.74           4.28           3.06           3.64
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 1.24           $ 3.78         $ 4.35         $ 3.16         $ 3.79
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                              $(0.01)         $(0.05)        $(0.08)        $(0.11)        $(0.37)
  From net realized gain on investments and foreign
    currency transactions                                 (0.58)           (1.05)         (1.27)         (1.32)         (0.82)
  In excess of net investment income                      (0.00)+++        (0.00)+++      (0.00)+++       --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.59)          $(1.10)        $(1.35)        $(1.43)        $(1.19)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $20.69           $20.04         $17.36         $14.36         $12.63
                                                         ======           ======         ======         ======         ======
Total return                                               6.28%           22.16%         30.75%         25.05%         38.05%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.53%            1.39%          1.41%          1.54%          1.56%
  Net investment income (loss)                            (0.10)%           0.20%          0.42%          0.72%          1.25%
Portfolio turnover                                           62%              54%            44%            47%            54%
Net assets at end of period (000,000 Omitted)            $5,472           $3,862         $1,522           $437           $165

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                      PERIOD ENDED
                                                        ---------------------------------------------           DECEMBER 31,
                                                             1999              1998              1997                  1996*
----------------------------------------------------------------------------------------------------------------------------
                                                          CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $19.95            $17.30            $14.33                 $13.93
                                                           ------            ------            ------                 ------
Income from investment operations# -
  Net investment income (loss)                             $(0.02)           $ 0.04            $ 0.07                 $ 0.05
  Net realized and unrealized gain on investments
    and foreign currency                                     1.25              3.72              4.27                   1.76
                                                           ------            ------            ------                 ------
      Total from investment operations                     $ 1.23            $ 3.76            $ 4.34                 $ 1.81
                                                           ------            ------            ------                 ------
Less distributions declared to shareholders -
  From net investment income                               $(0.01)           $(0.06)           $(0.10)                $(0.09)
  From net realized gain on investments and foreign
    currency transactions                                   (0.58)            (1.05)            (1.27)                 (1.32)
  In excess of net investment income                        (0.00)+++         (0.00)+++         (0.00)+++               --
                                                           ------            ------            ------                 ------
      Total distributions declared to shareholders         $(0.59)           $(1.11)           $(1.37)                $(1.41)
                                                           ------            ------            ------                 ------
Net asset value - end of period                            $20.59            $19.95            $17.30                 $14.33
                                                           ======            ======            ======                 ======
Total return                                                 6.27%            22.11%            30.76%                 12.74%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 1.53%             1.40%             1.41%                  1.49%+
  Net investment income (loss)                              (0.10)%            0.20%             0.42%                  0.77%+
Portfolio turnover                                             62%               54%               44%                    47%
Net assets at end of period (000,000 Omitted)              $1,356              $824              $211                    $12

  * For the period from the inception of Class C, July 1, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                                            ------------------------------------             DECEMBER 31,
                                                                  1999                      1998                    1997*
-------------------------------------------------------------------------------------------------------------------------
                                                               CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                           $20.26                    $17.52                   $14.33
                                                                ------                    ------                   ------
Income from investment operations# -
  Net investment income                                         $ 0.18                    $ 0.24                   $ 0.26
  Net realized and unrealized gain on investments and
    foreign currency                                              1.28                      3.77                     4.44
                                                                ------                    ------                   ------
      Total from investment operations                          $ 1.46                    $ 4.01                   $ 4.70
                                                                ------                    ------                   ------
Less distributions declared to shareholders -
  From net investment income                                    $(0.16)                   $(0.22)                  $(0.23)
  From net realized gain on investments and foreign
    currency transactions                                        (0.58)                    (1.05)                   (1.27)
  In excess of net investment income                             (0.01)                    (0.00)+++                (0.01)
                                                                ------                    ------                   ------
      Total distributions declared to shareholders              $(0.75)                   $(1.27)                  $(1.51)
                                                                ------                    ------                   ------
Net asset value - end of period                                 $20.97                    $20.26                   $17.52
                                                                ======                    ======                   ======
Total return                                                      7.38%                    23.40%                   33.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      0.52%                     0.41%                    0.41%+
  Net investment income                                           0.90%                     1.19%                    1.42%+
Portfolio turnover                                                  62%                       54%                      44%
Net assets at end of period (000,000 Omitted)                     $233                      $230                      $23

  * For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Trust (the Trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Trust or other MFS Trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the Trust until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the Trust to certain qualified institutions (the "Borrowers") approved by the Trust. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Trust with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $89,016,025. These loans were collateralized by U.S. Treasury securities of $89,374,532.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. During the period, the Trust's custodian fees were reduced by $1,302,394 under this arrangement. The Trust has entered into a directed brokerage agreement, under which the broker will credit the Trust a portion of the commissions generated, to offset certain expenses of the Trust. For the period, the Trust's custodian fees were reduced by $619,972 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, accumulated distributions in excess of net investment income decreased by $2,187,211 accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $40,595,243 and paid in capital increased by $38,408,032 due to differences between book and tax accounting for distributions and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Trust based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the Trust's average daily net assets.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Trust Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $53,786 for the year ended December 31, 1999.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

          First $1 billion                              0.0150%
          Next $1 billion                               0.0125%
          Next $1 billion                               0.0100%
          In excess of $3 billion                       0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,090,432 for the year ended December 31, 1999, as its portion of the sales charge on sales of Class A shares of the Trust.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Trust's distribution plan provides that the Trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,003,802 for the year ended December 31, 1999. Fees incurred under the distribution plan during the year ended December 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trust's distribution plan provides that the Trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $86,006 and $11,813 for Class B and Class C shares, respectively, for the year ended December 31, 1999. Fees incurred under the distribution plan during the year ended December 31, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The Trust's distribution plan provides that the Trust will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and its network of financial intermediaries. Monex also serves as the Trust's Agent Company in Japan, and in that capacity represents the Trust before Japanese regulatory authorities. MFD will pay to Monex all of the service fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex 0.615% per annum of average net assets attributable to Class J shares and will retain the remaining 0.135%. A portion of the distribution fee to Monex, equal to 0.05% per annum of the Trust's average daily net assets attributable to Class J shares, is paid to cover its services as the Trust's Agent Company. Fees incurred under the distribution plan during the year ended December 31, 1999 were 0.00% of average net asset attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1999, were $190,409, $9,961,088, and $608,732 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Trust's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Trust's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES               SALES
--------------------------------------------------------------------------------
U.S. government securities                    $    52,432,090     $   47,399,707
                                              ---------------     --------------
Investments (non-U.S. government securities)  $11,230,896,176     $8,407,776,615
                                              ---------------     --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $12,363,232,166
                                                                ---------------
Gross unrealized appreciation                                   $ 3,547,744,788
Gross unrealized depreciation                                     (334,710,064)
                                                                ---------------
    Net unrealized appreciation                                 $ 3,213,034,724
                                                                ===============

(5) Shares of Beneficial Interest
The Trustees have authorized 5,000,000,000 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

Class A Shares
                                     YEAR ENDED DECEMBER 31, 1999             YEAR ENDED DECEMBER 31, 1998
                               ----------------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                     160,629,325       $ 3,274,822,782        188,053,209       $ 3,608,217,877
Shares issued to shareholders
  in reinvestment of
  distributions                  10,234,817           206,329,133         15,584,563           299,682,621
Shares reacquired              (119,487,339)       (2,430,201,848)       (95,426,304)       (1,827,133,744)
                                -----------       ---------------        -----------       ---------------
    Net increase                 51,376,803       $ 1,050,950,067        108,211,468       $ 2,080,766,754
                                ===========       ===============        ===========       ===============

Class B Shares
                                     YEAR ENDED DECEMBER 31, 1999             YEAR ENDED DECEMBER 31, 1998
                               ----------------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                     109,984,184       $ 2,219,618,738        116,467,254       $ 2,214,401,035
Shares issued to shareholders
  in reinvestment of
  distributions                   6,297,451           125,542,534          8,179,698           155,643,628
Shares reacquired               (44,493,378)         (896,094,844)       (19,577,588)         (367,348,197)
                                -----------       ---------------        -----------       ---------------
    Net increase                 71,788,257       $ 1,449,066,428        105,069,364       $ 2,002,696,466
                                ===========       ===============        ===========       ===============

Class C Shares
                                     YEAR ENDED DECEMBER 31, 1999             YEAR ENDED DECEMBER 31, 1998
                               ----------------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                      39,008,454       $   783,390,329         32,700,952       $   620,311,183
Shares issued to shareholders
  in reinvestment of
  distributions                   1,296,414            25,729,120          1,344,955            25,279,036
Shares reacquired               (15,750,666)         (315,548,170)        (4,935,864)          (92,639,154)
                                -----------       ---------------        -----------       ---------------
    Net increase                 24,554,202       $   493,571,279         29,100,043       $   552,951,065
                                ===========       ===============        ===========       ===============

Class I Shares
                                     YEAR ENDED DECEMBER 31, 1999             YEAR ENDED DECEMBER 31, 1998
                               ----------------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                       2,580,474       $    52,167,868         10,276,343       $   195,389,933
Shares issued to shareholders
  in reinvestment of
  distributions                     341,628             6,888,845            485,401             9,318,575
Shares reacquired                (3,150,136)          (64,329,536)          (694,274)          (13,651,780)
                                -----------       ---------------        -----------       ---------------
    Net increase (decrease)        (228,034)      $    (5,272,823)        10,067,470       $   191,056,728
                                ===========       ===============        ===========       ===============

Class J Shares
                                   PERIOD ENDED DECEMBER 31, 1999*
                               ----------------------------------
                                     SHARES                AMOUNT
-----------------------------------------------------------------
Shares sold                           9.704             $  200.77

* For the period from the inception of Class J, December 31, 1999, through December 31, 1999. There was no operating activity associated with Class J shares for this period.

(6) Line of Credit
The Trust and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended December 31, 1999, was $109,082. The Trust had no borrowings during the year.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 1999, forward foreign currency sales under master netting agreements amounted to a net receivable of $177,647 with First Boston Corp.

At December 31, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE TRUST HAS DESIGNATED $461,387,879 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 1999.

   FOR THE YEAR ENDED DECEMBER 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 100.00%.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MASSACHUSETTS INVESTORS TRUST

TRUSTEES                                                 SECRETARY
Richard B. Bailey - Private Investor;                    Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                             ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
J. Atwood Ives+ - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services       CUSTODIAN
company)                                                 State Street Bank and Trust Company

Lawrence T. Perera+ - Partner, Hemenway                  AUDITORS
& Barnes (attorneys)                                     Deloitte & Touche LLP

William J. Poorvu+ - Adjunct Professor, Harvard          INVESTOR INFORMATION
University Graduate School of Business
Administration                                           For information on MFS mutual funds, call your
                                                         financial consultant or, for an information kit,
Charles W. Schmidt+ - Private Investor                   call toll free: 1-800-637-2929 any business day
                                                         from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman, North American               8 a.m. to 8 p.m. Eastern time.
Management Corp. (investment advisers)
                                                         For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                       toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                 a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                      your phone must be equipped with a
Boston, MA 02116-3741                                    Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                              stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGERS
Mitchell D. Dynan*
John D. Laupheimer, Jr.*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

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MASSACHUSETTS                                                       ------------
INVESTORS TRUST                                                       BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                MIT-2 02/00 944M 12/212/312/812